February 2, 1998

                         Amendment No. 1
                               to
                  Schedule A to Exhibit (10)(k)
                         February 1, 1997

Form of Indemnification Agreement dated as of:

     (i)  December 11, 1986, with the following officers:

          John M. Richards, Chairman and Chief Executive
          Officer

          L. Pendleton Siegel, President and Chief Operating
          Officer

          Sandra T. Powell, Vice President

    (ii)  October 1, 1989, with George E. Pfautsch,
          Senior Vice President

   (iii)  April 1, 1990, with Ralph M. Davisson, Vice President

    (iv)  March 14, 1991, with Charles R. Pottenger,
          Group Vice President

     (v)  March 1, 1992, with Thomas J. Smrekar,
          Group Vice President

    (vi)  January 1, 1993, with Richard L. Paulson,
          Vice President

   (vii)  April 10, 1995, with Gerald L. Zuehlke, Treasurer

  (viii)  April 10, 1995, with Kenneth L. Clark,
          Vice President

    (ix) June 14, 1995, with John W. Bacon, Vice President and Betty R. Fleshman, Secretary

     (x)  May 29, 1996, with Craig H. Nelson, Vice President

    (xi)  October 15, 1997, with John E. Hanby, Vice President




                                                         Exhibit (10)(k)(i)